Exhibit 99.8

Case:       divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING JULY 31, 2004

Below please find the summary of disbursements by debtor, as referenced in the July 31, 2004 letter:

Name of Debtor	Case No.	Jul-04 Disbursments
divine, inc.	03-11472	$1,721,114.83
Data Return Corporation	03-11474	$—
Eshare Communications, Inc.	03-11475	$—
divine Managed Services, Inc.	03-11476	$—
Open Market, Inc.	03-11477	$—
Viant Corporation	03-11478	$—
Delano Technology Corp.	03-12681	$—
divine Technology Ventures	03-12682	$—
iCentral, Inc.	03-12683	$—
Inventions, Inc.	03-12684	$—
divine/Emicom, inc.	03-12685	$—
SageMaker, Inc.	03-12686	$—
Waypoint Software Corporation	03-12687	$—
Perceptual Robotics, Inc.	03-12688	$—
divine Global Services, Inc.	03-12689	$—
eprise Corporation	03-12690	$—
Denalii, Inc.	03-12691	$—
Melita Finance, Inc.	03-12692	$—
SM1 Holding Corp.	03-12693	$—
Retrieval Technologies, Inc.	03-12694	$—
divine international, inc.	03-12695	$—
divine software, inc.	03-12696	$—
Opinionware.com, Inc.	03-12697	$—
Melita Intellectual Property, Inc.	03-12698	$—
smallwonders software!, inc.	03-12699	$—
Open Market Securities Corporation	03-12700	$—
Futuretense Corporation	03-12701	$—
RWT Corporation	03-12702	$—
LOTN, Inc.	03-12703	$—
Eprise Securities Corp.	03-12704	$—
SageMaker (Europe), Inc.	03-12705	$—
Global Recall, Inc.	03-12706	$—
databites, inc.	03-12707	$—

divine interVentures, inc.	03-12708	$—
divine Ireland, Inc.	03-12709	$—
Folio Corporation	03-12710	$—
Venture Capital Unlimited Acquisition Sub, Inc.	03-12711	$—
divine Synchrony Communications, Inc.	03-12712	$—
Softmetric, Inc.	03-12713	$—
air divine, inc.	03-12714	$—
SM2 Holding Corp.	03-12715	$—

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	August 26, 2004		DEBTOR (S)-IN-POSSESSION

By:

/s/ James Boles
(Signature)
		Name & Title:	James Boles
(Print or type)
Liquidating CEO
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-3872

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

July 31, 2004

Breakout of July Disbursements

Vendor Name	Check #	Payment Method	Date of Payment	Check or ACH Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
TONY BELVILLE	1294	Check	7/12/04	32.96		$32.96
Budget Rent-A-Car	1295	Check	7/12/04	15,000.00		$15,000.00
Brenda L. Cheuvront	1296	Check	7/12/04	2,043.75		$2,043.75
Cindy Lalka	1297	Check	7/12/04	6.17		$6.17
ManPower	1298	Check	7/12/04	1,003.01		$1,003.01
SBC	1299	Check	7/12/04	1,587.72		$1,587.72
Trumbull Group	1300	Check	7/12/04	13,371.23		$13,371.23
Jude Sullivan	1301	Check	7/12/04	7,500.00		$7,500.00
TONY BELVILLE	1302	Check	7/20/04	80.53		$80.53
Brenda L. Cheuvront	1303	Check	7/20/04	3,956.25		$3,956.25
Computershare Trust Company of New York	1304	Check	7/20/04	4,425.84		$4,425.84
FedEx	1305	Check	7/20/04	264.88		$264.88
Iron Mountain Records Mgt.	1306	Check	7/20/04	292.29		$292.29
Pacer Service Center	1308	Check	7/20/04	433.23		$433.23
SBC Internet Services	1309	Check	7/20/04	2,799.72		$2,799.72
ManPower	1310	Check	7/20/04	2,493.08		$2,493.08
Townsend Assets Group	1311	Check	7/20/04	3,300.00		$3,300.00
Whittman Hart		Wire	7/22/04	143,344.00	(1)	$143,344.00
Data Return		Wire	7/26/04	70,500.00	(2)	$70,500.00
Looney & Grossman LLP	1012	Check	7/27/04	121,125.92		$121,125.92
Stewart F. Grossman	1013	Check	7/27/04	69,699.90		$69,699.90
Turnaround & Crisis Management	1014	Check	7/27/04	238,506.91		$238,506.91
Ernst & Young LLP	1015	Check	7/27/04	426,907.40		$426,907.40
Warner Stevens & Doby	1016	Check	7/27/04	296,555.09		$296,555.09
Latham & Watkins LLP	1017	Check	7/27/04	15,806.44		$15,806.44
Warner, Stevens & Doby, LLP	1020	Check	7/27/04	31,887.29		$31,887.29
Goodmans, LLP	1022	Check	7/27/04	6,402.90		$6,402.90
Mintz,Levin,Cohn,Glovsky&Popeo	1018	Check	7/27/04	40,175.09		$40,175.09
Woodway Associates, LLC	1019	Check	7/27/04	113,768.37		$113,768.37
Riley & Esher LLP	1021	Check	7/27/04	12,292.75		$12,292.75
Vedder Price		ACH	7/31/04	1,517.00		$1,517.00
Administrative Retirement Services	1312	Check	7/31/04	300.00		$300.00
Brenda L. Cheuvront	1313	Check	7/31/04	2,793.75		$2,793.75
FedEx	1314	Check	7/31/04	74.89		$74.89
Illinois Department of Revenue	1316	Check	7/31/04	11,487.00	(3)	$11,487.00
ManPower	1317	Check	7/31/04	1,676.00		$1,676.00
Lori McCool	1318	Check	7/31/04	157.41		$157.41
Merrill Communications	1319	Check	7/31/04	880.00		$880.00
SAP America, Inc.	1320	Check	7/31/04	40,000.00	(3)	$40,000.00
SBC	1321	Check	7/31/04	1,584.62		$1,584.62
Office of the U.S. Trustee	1322	Check	7/31/04	15,000.00		$15,000.00
Cindy Lalka	1324	Check	7/31/04	81.44		$81.44
				$1,721,114.83		$1,721,114.83	––	––

(1)  Amounts distributed are for collection of accounts receivables sold to various purchasers, these same amounts were received in July 2004.

(2)  Settlement of pre and post petition matters.

(3)  Settlement of claims.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Corporate (divine, inc.), Software (Eshare), Hosting (divine Managed Services)

Monthly Reporting

July 31, 2004

Breakout of July Receipts

				Breakout by Business Unit
	Date of Payment	Receipt Amount		Corporate (Formally divine Estate)	Software (Formally divine Eshare)	Hosting (Formally divine Managed Services)
Customer Name
Whittman Hart	10-Jul-04	$4,200.00		4,200.00
Kyocea Mita	10-Jul-04	$138.99		138.99
Joseph & Brown, LTD	22-Jul-04	$1,600.00		1,600.00
Interest - Citco	31-Jul-04	$596.49		596.49
FatWire	22-Jul-04	$143,344.00	(1)	143,344.00
Interest - LaSalle Bank	31-Jul-04	$766.35		766.35
Interest - Citizens Bank	31-Jul-04	$51,076.62		51,076.62

		$201,722.45		$201,722.45	0.00	0.00

(1) Amounts received are for collection of accounts receivables sold to various purchasers, these same amounts were distributed in July 2004.